UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

COLEMAN CABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL		60085
(Address of principal executive offices)		(Zip Code)

(847) 672-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 16, 2011, Coleman Cable, Inc. (“Coleman”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Technology Research Corporation (“TRC”) pursuant to an Agreement and Plan of Merger, dated as of March 28, 2011, by and among Coleman, Clearwater Acquisition I, Inc., a Florida corporation and wholly owned subsidiary of Coleman, and TRC. On August 1, 2011, Coleman filed Amendment No. 1 on Form 8-K/A to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment thereto no later than 71 days after the date on which the Initial Form 8-K was required to be filed. This Amendment No. 2 on Form 8-K/A is filed solely to update the audit report previously filed as Exhibit 99.2 to Amendment No. 1 to include a conformed signature and to include an audit opinion from Kirkland, Russ, Murphy & Tapp, P.A for the fiscal year ended March 31, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Kirkland, Russ, Murphy & Tapp, P.A.

23.2	Consent of Mayer Hoffman McCann PC.

99.1	Audited financial statements of Technology Research Corporation as of March 31, 2011 and March 31, 2010, and for each of the years in the two-year period ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.

Date: November 22, 2011	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Kirkland, Russ, Murphy & Tapp, P.A.

23.2	Consent of Mayer Hoffman McCann PC.

99.1	Audited financial statements of Technology Research Corporation as of March 31, 2011 and March 31, 2010, and for each of the years in the two-year period ended March 31, 2010.